UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

August 31, 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

TABLE OF CONTENTS

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Marsico Flexible Capital Fund (the Fund) Class A shares returned -0.58% excluding sales charges for the 12-month period that ended August 31, 2015.

■	The Fund underperformed its benchmark, the S&P 500 Index, which returned 0.48% for the same 12-month period.

■

Stock selection in the consumer discretionary, health care and industrial sectors detracted from results relative to the benchmark, while energy, consumer staples and information technology positions made positive contributions.

Average Annual Total Returns (%) (for period ended August 31, 2015)
	Inception	1 Year	Life
Class A	09/28/10
Excluding sales charges		-0.58	13.68
Including sales charges		-6.28	12.32
Class C	09/28/10
Excluding sales charges		-1.24	12.82
Including sales charges		-2.13	12.82
Class I	09/28/10	-0.10	14.04
Class R	09/28/10	-0.84	13.36
Class R4*	06/25/14	-0.28	13.76
Class R5*	11/08/12	-0.15	13.92
Class Z	09/28/10	-0.26	13.97
S&P 500 Index		0.48	14.01

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 28, 2010 — August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Flexible Capital Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended August 31, 2015, the Fund’s Class A shares returned -0.58% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 0.48% for the same 12-month period. Stock selection in the consumer discretionary, health care and industrial sectors detracted from results relative to the benchmark, while energy, consumer staples and information technology positions made positive contributions.

Signs of Slowing Global Growth Weighed on Stocks

The 12 months ended August 31, 2015 was a volatile period for the markets, as plummeting crude oil and commodity prices stoked fears of slowing global growth. The decline in oil prices stemmed in part from slowing growth in demand, as reflected in China’s continued economic sputter and Europe’s stagnating economic growth. Accommodative monetary policy by central banks overseas — particularly in Europe and Japan — and relatively healthy U.S. economic conditions helped buoy U.S market performance. In an environment of slow global growth, the U.S. has been the bright spot, characterized by generally improving economic data. The U.S. dollar strengthened compared to many international currencies as many foreign central banks were in stimulus mode, while the U.S. Federal Reserve (the Fed) considered tightening measures. Positive effects of a rising dollar on the U.S. economy included lower import and commodity prices, while U.S. consumers benefited from lower gas prices and cheaper prices for foreign goods and travel. A stronger dollar, however, created headwinds for U.S. multinationals, as it cut the dollar value of international revenues and dampened earnings.

International Stocks Underperformed U.S. Counterparts

Stock selection in the consumer discretionary, health care and industrials sectors was a primary cause of the Fund’s underperformance relative to its benchmark. Also, while a number of the Fund’s international holdings posted positive returns, from a country allocation standpoint, the Fund’s performance was held back as many international stock markets underperformed their U.S. counterparts. In addition, the Fund held several investments in fixed-income securities that we believed to offer equity-like return potential. In aggregate, the Fund’s fixed-income holdings had a modest, negative impact on performance. The Fund’s cash position, which averaged approximately 5% during the reporting period, also dampened performance. At the same time, the Fund’s underweight relative to the benchmark in energy stocks contributed to returns as energy was the weakest performing sector during the period. The Fund also benefited from its consumer staples holdings, specifically in the food and beverage and tobacco groups.

Among contributors, Constellation Brands’ stock price rose after the company reported strong beer sales that exceeded market expectations. Meanwhile, Lowe’s Companies benefited from strength in the housing market and home improvement industry, while Visa has benefited from global growth in electronic payment volumes. Detractors included Wynn Resorts, whose stock price declined during a period of weaker Chinese economic data and the Chinese government’s anti-corruption campaign, which tended to restrain gambling activity in Macau. Canadian Pacific Railway, like other railroad companies, faced headwinds of lower oil prices

Portfolio Management

Marsico Capital Management, LLC

Munish Malhotra, CFA

Jordon Laycob

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2015)
Constellation Brands, Inc., Class A	5.6
Home Depot, Inc. (The)	5.5
Facebook, Inc., Class A	5.2
Visa, Inc., Class A	5.2
Walt Disney Co. (The)	4.9
ClubCorp Holdings, Inc.	4.6
Domino’s Pizza Group PLC	4.0
Citigroup, Inc.	4.0
Medtronic PLC	4.0
Nielsen Holdings PLC	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015	5

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at August 31, 2015)
Common Stocks	81.7
Corporate Bonds & Notes	4.8
Money Market Funds	10.1
Preferred Stocks	3.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	31.7
Consumer Staples	5.9
Financials	18.3
Health Care	14.6
Industrials	10.1
Information Technology	19.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in a limited number of companies subject the Fund to greater risk of loss. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.

and lower volumes as fewer carloads of commodities such as coal were being transported. The biotechnology company Biogen’s shares fell after its best-selling multiple sclerosis drug, Tecfidera, reported weaker than expected sales.

Portfolio Activity

We added Home Depot to the portfolio during the period, as we currently believe it may be poised to benefit from a strengthening U.S. housing market. The company has been improving its supply chain and store labor practices and has enhanced its services for home contractors and other professionals. The Fund also purchased Medtronic as we believe the company is well-positioned to benefit from improving trends in the medical device industry following the passage of the Affordable Care Act. Meanwhile, we sold the Fund’s position in Gilead Sciences, a manufacturer of a treatment for hepatitis C. The stock posted a negative return prior to being sold. Although hepatitis C is a significant health concern with a large patient population, market dynamics have shifted and we believe competitive pressures have created an uncertain pricing environment. Union Pacific Corporation was also sold. The railroad operator struggled during the period as crude oil prices and shipment volumes weakened. While we believe Union Pacific to be among the best managed railroad companies with significant pricing power, we sold the position as we believe lower energy prices may remain a headwind for some time.

Looking Ahead

We continue to believe that we are in a U.S.-led moderate growth environment with modest inflation and rate outlooks. Our current view is anchored by longer term structural factors such as demographics, global overcapacity following the China boom, and innovation in a number of industries. China’s economy is in the throes of a transition from an export and infrastructure-led economy to one that depends more on homegrown consumer demand. For the world, faltering Chinese growth in the near term suggests that the wave of lower prices for oil, other commodities, and manufactured goods may continue until global growth improves elsewhere. The Fund’s holdings continue to emphasize investments in high-quality growth companies. As of period-end, consumer discretionary was the Fund’s largest sector overweight relative to its benchmark. We believe the Fund’s consumer-related investments reflect strong consumer franchises with innovation and global growth opportunities. With the increased volatility and sector rotations that we believe will persist through U.S. interest rate hikes, we are further concentrating our exposure at this time to long-term structural growth drivers that we believe may spur revenue and earnings outperformance over the next couple of years.

6	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	944.40	1,018.80	6.36	6.60	1.29
Class C	1,000.00	1,000.00	941.30	1,015.00	10.04	10.42	2.04
Class I	1,000.00	1,000.00	947.20	1,020.83	4.39	4.56	0.89
Class R	1,000.00	1,000.00	943.50	1,017.54	7.58	7.87	1.54
Class R4	1,000.00	1,000.00	946.20	1,020.07	5.13	5.32	1.04
Class R5	1,000.00	1,000.00	946.50	1,020.78	4.44	4.61	0.90
Class Z	1,000.00	1,000.00	946.10	1,020.07	5.13	5.32	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015	7

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 81.6%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 26.9%
Hotels, Restaurants & Leisure 9.7%

ClubCorp Holdings, Inc.	306,473	6,898,707

Domino’s Pizza Group PLC	456,340	6,027,702

Marriott International, Inc., Class A	48,115	3,399,806

Total		16,326,215

Media 9.3%

Liberty Global PLC, Class C(a)	120,328	5,399,117

Time Warner, Inc.	41,398	2,943,398

Walt Disney Co. (The)	72,195	7,355,227

Total		15,697,742

Specialty Retail 7.9%

Home Depot, Inc. (The)	71,734	8,354,142

O’Reilly Automotive, Inc.(a)	17,041	4,091,033

Party City Holdco, Inc.(a)	47,493	804,531

Total		13,249,706

Total Consumer Discretionary		45,273,663

CONSUMER STAPLES 5.0%
Beverages 5.0%

Constellation Brands, Inc., Class A	65,991	8,446,848

Total Consumer Staples		8,446,848

FINANCIALS 12.2%
Banks 3.6%

Citigroup, Inc.	111,899	5,984,358

Diversified Financial Services 2.4%

CME Group, Inc.	42,964	4,057,520

Real Estate Investment Trusts (REITs) 6.2%

Crown Castle International Corp.	61,288	5,110,807

Starwood Property Trust, Inc.	249,051	5,299,805

Total		10,410,612

Total Financials		20,452,490

HEALTH CARE 12.4%
Health Care Equipment & Supplies 4.2%

ConforMIS, Inc.(a)	63,433	1,014,928

Medtronic PLC	82,596	5,970,865

Total		6,985,793

Health Care Providers & Services 3.2%

Envision Healthcare Holdings, Inc.(a)	132,441	5,426,108

Pharmaceuticals 5.0%

Eli Lilly & Co.	34,060	2,804,841

Novartis AG, Registered Shares	42,791	4,192,115

Common Stocks (continued)
Issuer	Shares	Value ($)
Pacira Pharmaceuticals, Inc.(a)	24,899	1,432,937

Total		8,429,893

Total Health Care		20,841,794

INDUSTRIALS 8.6%
Aerospace & Defense 3.1%

BAE Systems PLC	759,140	5,225,438

Construction & Engineering 0.6%

Louis XIII Holdings Ltd.(a)	3,434,500	1,048,665

Professional Services 3.3%

Nielsen Holdings PLC	121,152	5,479,705

Road & Rail 1.6%

Canadian Pacific Railway Ltd.	18,277	2,653,821

Total Industrials		14,407,629

INFORMATION TECHNOLOGY 16.5%
Internet Software & Services 8.6%

Alibaba Group Holding Ltd., ADR(a)	47,913	3,168,007

Facebook, Inc., Class A(a)	88,104	7,879,141

Google, Inc., Class A(a)	5,263	3,409,477

Total		14,456,625

IT Services 4.7%

Visa, Inc., Class A	110,124	7,851,841

Technology Hardware, Storage & Peripherals 3.2%

Apple, Inc.	47,478	5,353,619

Total Information Technology		27,662,085

Total Common Stocks
(Cost: $127,199,859)		137,084,509

Preferred Stocks 3.4%
FINANCIALS 3.4%
Banks 2.8%

BB&T Corp., 5.850%	43,225	1,094,025

First Niagara Financial Group, Inc., 8.625%(b)	48,336	1,279,454

Regions Financial Corp., 6.375%	44,600	1,135,070

Wells Fargo & Co., 5.200%	48,125	1,160,293

Total		4,668,842

Real Estate Investment Trusts (REITs) 0.6%

NorthStar Realty Finance Corp., 8.750%	41,308	1,030,635

Total Financials		5,699,477

Total Preferred Stocks
(Cost: $5,513,219)		5,699,477

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes 4.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CONSUMER CYCLICAL SERVICES 0.9%
IHS, Inc.
11/01/22	5.000%	1,500,000	1,516,875

GAMING 0.9%
Pinnacle Entertainment, Inc.
04/15/21	7.500%	1,500,000	1,586,250

INDEPENDENT ENERGY 0.3%
Antero Resources Corp.(c)
06/01/23	5.625%	500,000	455,000

OTHER INDUSTRY 0.6%
Howard Hughes Corp. (The)(c)
10/01/21	6.875%	1,000,000	1,042,500

PACKAGING 0.8%
Ball Corp.
11/15/23	4.000%	1,500,000	1,413,750

TECHNOLOGY 0.6%
Micron Technology, Inc.
02/01/25	5.500%	1,000,000	930,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELESS 0.6%
T-Mobile USA, Inc.
04/28/19	6.464%	1,000,000	1,028,750

Total Corporate Bonds & Notes
(Cost: $8,119,927)			7,973,125

Money Market Funds 10.1%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.150%(d)(e)		16,999,684	16,999,684

Total Money Market Funds
(Cost: $16,999,684)			16,999,684

Total Investments
(Cost: $157,832,689)			167,756,795

Other Assets & Liabilities, Net			297,553

Net Assets			168,054,348

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Variable rate security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the value of these securities amounted to $1,497,500 or 0.89% of net assets.

(d)	The rate shown is the seven-day current annualized yield at August 31, 2015.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	14,597,859	107,748,801	(105,346,976)	16,999,684	11,797	16,999,684

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	39,245,961	6,027,702	—	45,273,663

Consumer Staples	8,446,848	—	—	8,446,848

Financials	20,452,490	—	—	20,452,490

Health Care	16,649,679	4,192,115	—	20,841,794

Industrials	8,133,526	6,274,103	—	14,407,629

Information Technology	27,662,085	—	—	27,662,085

Total Common Stocks	120,590,589	16,493,920	—	137,084,509

Preferred Stocks

Financials	5,699,477	—	—	5,699,477

Corporate Bonds & Notes	—	7,973,125	—	7,973,125

Money Market Funds	—	16,999,684	—	16,999,684

Total Investments	126,290,066	41,466,729	—	167,756,795

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	14,597,859	14,597,859	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $140,833,005)	$150,757,111

Affiliated issuers (identified cost $16,999,684)	16,999,684

Total investments (identified cost $157,832,689)	167,756,795

Receivable for:

Capital shares sold	144,132

Dividends	211,740

Interest	131,352

Foreign tax reclaims	79,512

Prepaid expenses	3,645

Total assets	168,327,176

Liabilities

Payable for:

Capital shares purchased	171,401

Investment management fees	9,911

Distribution and/or service fees	3,720

Transfer agent fees	24,413

Administration fees	838

Compensation of board members	19,199

Accounting fees	31,760

Other expenses	11,586

Total liabilities	272,828

Net assets applicable to outstanding capital stock	$168,054,348

Represented by

Paid-in capital	$138,288,823

Undistributed net investment income	4,691,942

Accumulated net realized gain	15,158,241

Unrealized appreciation (depreciation) on:

Investments	9,924,106

Foreign currency translations	(8,764)

Total — representing net assets applicable to outstanding capital stock	$168,054,348

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A

Net assets	$78,341,174

Shares outstanding	5,492,246

Net asset value per share	$14.26

Maximum offering price per share(a)	$15.13

Class C

Net assets	$24,810,718

Shares outstanding	1,798,314

Net asset value per share	$13.80

Class I

Net assets	$2,330

Shares outstanding	162

Net asset value per share(b)	$14.34

Class R

Net assets	$765,797

Shares outstanding	54,567

Net asset value per share	$14.03

Class R4

Net assets	$1,410,935

Shares outstanding	99,108

Net asset value per share	$14.24

Class R5

Net assets	$1,608,935

Shares outstanding	110,816

Net asset value per share	$14.52

Class Z

Net assets	$61,114,459

Shares outstanding	4,247,237

Net asset value per share	$14.39

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$8,443,527

Dividends — affiliated issuers	11,797

Interest	377,365

Foreign taxes withheld	(81,702)

Total income	8,750,987

Expenses:

Investment management fees	1,460,273

Distribution and/or service fees

Class A	228,163

Class C	272,410

Class R	3,636

Transfer agent fees

Class A	150,824

Class C	45,075

Class R	1,205

Class R4	2,703

Class R5	2,148

Class Z	133,040

Administration fees	123,403

Compensation of board members	12,719

Custodian fees	6,542

Printing and postage fees	32,737

Registration fees	90,573

Professional fees	39,702

Other	13,301

Total expenses	2,618,454

Net investment income	6,132,533

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	19,313,725

Foreign currency translations	(17,838)

Net realized gain	19,295,887

Net change in unrealized appreciation (depreciation) on:

Investments	(24,510,597)

Foreign currency translations	(3,197)

Net change in unrealized depreciation	(24,513,794)

Net realized and unrealized loss	(5,217,907)

Net increase in net assets resulting from operations	$914,626

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014(a)
Operations

Net investment income	$6,132,533	$472,665

Net realized gain	19,295,887	20,269,072

Net change in unrealized appreciation (depreciation)	(24,513,794)	15,941,940

Net increase in net assets resulting from operations	914,626	36,683,677

Distributions to shareholders

Net investment income

Class A	(257,115)	—

Class I	(17)	—

Class R	(249)	—

Class R4	(7,642)	—

Class R5	(42,811)	—

Class Z	(423,434)	—

Net realized gains

Class A	(9,208,905)	(9,641,504)

Class C	(2,780,020)	(2,347,405)

Class I	(257)	(386)

Class R	(68,689)	(77,796)

Class R4	(153,660)	—

Class R5	(686,206)	(737,563)

Class Z	(8,092,471)	(8,647,121)

Total distributions to shareholders	(21,721,476)	(21,451,775)

Increase (decrease) in net assets from capital stock activity	(32,910,319)	32,159,673

Total increase (decrease) in net assets	(53,717,169)	47,391,575

Net assets at beginning of year	221,771,517	174,379,942

Net assets at end of year	$168,054,348	$221,771,517

Undistributed net investment income	$4,691,942	$442,118

(a)	Class R4 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	883,917	13,342,263	2,499,920	38,642,622

Distributions reinvested	647,706	9,462,980	645,781	9,641,503

Redemptions	(2,300,263)	(34,846,129)	(2,126,881)	(32,820,340)

Net increase (decrease)	(768,640)	(12,040,886)	1,018,820	15,463,785

Class C shares

Subscriptions	256,775	3,766,708	662,497	10,040,708

Distributions reinvested	195,551	2,778,778	160,348	2,344,285

Redemptions	(417,522)	(6,113,429)	(251,158)	(3,770,937)

Net increase	34,804	432,057	571,687	8,614,056

Class I shares

Redemptions	—	—	(66)	(1,000)

Net decrease	—	—	(66)	(1,000)

Class R shares

Subscriptions	11,414	168,933	15,560	239,864

Distributions reinvested	4,787	68,938	5,255	77,408

Redemptions	(3,553)	(52,240)	(20,535)	(309,668)

Net increase	12,648	185,631	280	7,604

Class R4 shares

Subscriptions	24,946	377,561	96,898	1,511,823

Distributions reinvested	11,060	161,033	—	—

Redemptions	(33,744)	(511,877)	(52)	(818)

Net increase	2,262	26,717	96,846	1,511,005

Class R5 shares

Subscriptions	95,424	1,476,783	312,625	5,064,080

Distributions reinvested	49,107	728,751	48,727	737,240

Redemptions	(441,743)	(6,766,519)	(106,853)	(1,679,978)

Net increase (decrease)	(297,212)	(4,560,985)	254,499	4,121,342

Class Z shares

Subscriptions	754,430	11,645,735	732,757	11,434,564

Distributions reinvested	578,523	8,515,853	575,690	8,646,866

Redemptions	(2,425,498)	(37,114,441)	(1,142,200)	(17,638,549)

Net increase (decrease)	(1,092,545)	(16,952,853)	166,247	2,442,881

Total net increase (decrease)	(2,108,683)	(32,910,319)	2,108,313	32,159,673

(a)	Class R4 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$15.94	$14.77	$13.00	$11.09		$10.00

Income from investment operations:

Net investment income	0.45 (h)	0.03	0.05	0.02		0.03

Net realized and unrealized gain (loss)	(0.50)	2.84	2.45	1.93		1.10

Total from investment operations	(0.05)	2.87	2.50	1.95		1.13

Less distributions to shareholders:

Net investment income	(0.05)	—	(0.18)	—		(0.04)

Net realized gains	(1.58)	(1.70)	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.63)	(1.70)	(0.73)	(0.04)		(0.04)

Net asset value, end of period	$14.26	$15.94	$14.77	$13.00		$11.09

Total return	(0.58%)	20.18%	20.17%	17.63%		11.29%

Ratios to average net assets(c)

Total gross expenses	1.28%	1.28%	1.36%	1.50	%(d)	1.67	%(e)

Total net expenses(f)	1.28%	1.28%	1.32%	1.50	%(d)(g)	1.60	%(e)

Net investment income	2.98%	0.21%	0.33%	0.19%		0.25	%(e)

Supplemental data

Net assets, end of period (in thousands)	$78,341	$99,789	$77,404	$51,772		$55,034

Portfolio turnover	79%	119%	147%	146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.45 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2015	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$15.53	$14.53	$12.81	$11.01		$10.00

Income from investment operations:

Net investment income (loss)	0.34 (h)	(0.08)	(0.06)	(0.07)		(0.05)

Net realized and unrealized gain (loss)	(0.49)	2.78	2.42	1.91		1.09

Total from investment operations	(0.15)	2.70	2.36	1.84		1.04

Less distributions to shareholders:

Net investment income	—	—	(0.09)	—		(0.03)

Net realized gains	(1.58)	(1.70)	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.58)	(1.70)	(0.64)	(0.04)		(0.03)

Net asset value, end of period	$13.80	$15.53	$14.53	$12.81		$11.01

Total return	(1.24%)	19.28%	19.23%	16.76%		10.42%

Ratios to average net assets(c)

Total gross expenses	2.03%	2.03%	2.11%	2.26	%(d)	2.38	%(e)

Total net expenses(f)	2.03%	2.03%	2.07%	2.25	%(d)(g)	2.35	%(e)

Net investment income (loss)	2.31%	(0.52%)	(0.42%)	(0.57%)		(0.46	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$24,811	$27,393	$17,316	$12,272		$9,255

Portfolio turnover	79%	119%	147%	146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.44 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I	2015	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$16.01	$14.78	$13.01	$11.08		$10.00

Income from investment operations:

Net investment income (loss)	0.53 (g)	0.08	0.10	(0.05)		0.05

Net realized and unrealized gain (loss)	(0.51)	2.85	2.46	2.04		1.07

Total from investment operations	0.02	2.93	2.56	1.99		1.12

Less distributions to shareholders:

Net investment income	(0.11)	—	(0.24)	(0.02)		(0.04)

Net realized gains	(1.58)	(1.70)	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.69)	(1.70)	(0.79)	(0.06)		(0.04)

Net asset value, end of period	$14.34	$16.01	$14.78	$13.01		$11.08

Total return	(0.10%)	20.60%	20.67%	18.08%		11.22%

Ratios to average net assets(c)

Total gross expenses	0.90%	0.87%	0.95%	1.07	%(d)	2.64	%(e)

Total net expenses(f)	0.90%	0.87%	0.92%	1.07	%(d)	1.25	%(e)

Net investment income (loss)	3.48%	0.51%	0.73%	(0.47%)		0.43	%(e)

Supplemental data

Net assets, end of period (in thousands)	$2	$3	$3	$3		$5,527

Portfolio turnover	79%	119%	147%	146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.46 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R	2015	2014	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$15.71	$14.61	$12.93		$11.06		$10.00

Income from investment operations:

Net investment income (loss)	0.47 (g)	(0.02)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net realized and unrealized gain (loss)	(0.56)	2.82	2.44		1.91		1.09

Total from investment operations	(0.09)	2.80	2.44		1.91		1.09

Less distributions to shareholders:

Net investment income	(0.01)	—	(0.21)		—		(0.03)

Net realized gains	(1.58)	(1.70)	(0.55)		(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.59)	(1.70)	(0.76)		(0.04)		(0.03)

Net asset value, end of period	$14.03	$15.71	$14.61		$12.93		$11.06

Total return	(0.84%)	19.91%	19.87%		17.31%		10.87%

Ratios to average net assets(c)

Total gross expenses	1.53%	1.53%	1.58%		1.72	%(d)	2.89	%(e)

Total net expenses(f)	1.53%	1.53%	1.56%		1.72	%(d)	1.85	%(e)

Net investment income (loss)	3.15%	(0.12%)	(0.02%)		(0.01%)		0.01	%(e)

Supplemental data

Net assets, end of period (in thousands)	$766	$658	$608		$229		$10

Portfolio turnover	79%	119%	147%		146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.50 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015	2014(a)
Per share data
Net asset value, beginning of period	$15.91	$15.46

Income from investment operations:

Net investment income	0.56 (e)	0.08

Net realized and unrealized gain (loss)	(0.57)	0.37

Total from investment operations	(0.01)	0.45

Less distributions to shareholders:

Net investment income	(0.08)	—

Net realized gains	(1.58)	—

Total distributions to shareholders	(1.66)	—

Net asset value, end of period	$14.24	$15.91

Total return	(0.28%)	2.91%

Ratios to average net assets(b)

Total gross expenses	1.03%	1.13	%(c)

Total net expenses(d)	1.03%	1.07	%(c)

Net investment income	3.70%	2.92	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,411	$1,541

Portfolio turnover	79%	119%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.51 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$16.19	$14.93	$13.11

Income from investment operations:

Net investment income	0.22 (e)	0.09	0.09

Net realized and unrealized gain (loss)	(0.21)	2.87	2.51

Total from investment operations	0.01	2.96	2.60

Less distributions to shareholders:

Net investment income	(0.10)	—	(0.23)

Net realized gains	(1.58)	(1.70)	(0.55)

Total distributions to shareholders	(1.68)	(1.70)	(0.78)

Net asset value, end of period	$14.52	$16.19	$14.93

Total return	(0.15%)	20.59%	20.89%

Ratios to average net assets(b)

Total gross expenses	0.91%	0.93%	0.90	%(c)

Total net expenses(d)	0.91%	0.93%	0.90	%(c)

Net investment income	1.39%	0.55%	0.76	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,609	$6,608	$2,292

Portfolio turnover	79%	119%	147%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.16 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2015	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$16.06	$14.84	$13.04	$11.12		$10.00

Income from investment operations:

Net investment income	0.51 (h)	0.07	0.08	0.05		0.06

Net realized and unrealized gain (loss)	(0.51)	2.85	2.46	1.92		1.10

Total from investment operations	0.00 (b)	2.92	2.54	1.97		1.16

Less distributions to shareholders:

Net investment income	(0.09)	—	(0.19)	(0.01)		(0.04)

Net realized gains	(1.58)	(1.70)	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.67)	(1.70)	(0.74)	(0.05)		(0.04)

Net asset value, end of period	$14.39	$16.06	$14.84	$13.04		$11.12

Total return	(0.26%)	20.44%	20.48%	17.83%		11.61%

Ratios to average net assets(c)

Total gross expenses	1.03%	1.03%	1.12%	1.26	%(d)	1.32	%(e)

Total net expenses(f)	1.03%	1.03%	1.08%	1.25	%(d)(g)	1.32	%(e)

Net investment income	3.28%	0.44%	0.59%	0.40%		0.60	%(e)

Supplemental data

Net assets, end of period (in thousands)	$61,114	$85,780	$76,756	$66,930		$91,860

Portfolio turnover	79%	119%	147%	146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.46 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Marsico Flexible Capital Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

24	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax

Annual Report 2015	25

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is

26	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.71% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended August 31, 2015, other expenses paid by the Fund to this company were $1,474.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

Annual Report 2015	27

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

For the year ended August 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class C	0.17
Class R	0.17
Class R4	0.17
Class R5	0.05
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $35,000 for Class C shares. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $71,467 for Class A and $4,549 for Class C shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.30%	1.32%
Class C	2.05	2.07
Class I	0.92	0.95
Class R	1.55	1.57
Class R4	1.05	1.07
Class R5	0.97	1.00
Class Z	1.05	1.07

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale

28	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,151,441)
Accumulated net realized gain	1,151,442
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2015 ($)	Year Ended August 31, 2014 ($)
Ordinary income	4,251,606	13,732,244
Long-term capital gains	17,469,870	7,719,531
Total	21,721,476	21,451,775

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,671,865
Undistributed long-term capital gains	15,313,602
Net unrealized appreciation	9,807,317

At August 31, 2015, the cost of investments for federal income tax purposes was $157,949,478 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$21,112,094
Unrealized depreciation	(11,304,777)
Net unrealized appreciation	$9,807,317

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $151,844,393 and $203,550,709, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Annual Report 2015	29

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Note 8. Significant Risks

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Shareholder Concentration Risk

At August 31, 2015, one unaffiliated shareholder of record owned 32.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 42.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these

30	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	31

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Marsico Flexible Capital Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Flexible Capital Fund (the “Fund,” a series of Columbia Funds Series Trust II) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended August 31, 2011 were audited by another independent registered public accounting firm, whose report dated October 21, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

October 22, 2015

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COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	43.08%
Dividends Received Deduction	18.71%
Capital Gain Dividend	$19,705,891

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	33

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

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COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

36	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Annual Report 2015	37

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

38	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Marsico Flexible Capital Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Marsico Capital Management, LLC (the Subadviser), the Subadviser has provided portfolio management and related services for the Fund.

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements) for a two-month period (Short-Term Period) in order to align the Advisory Agreements with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management. The Board took into account the information it received and reviewed concerning Columbia Management’s ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto as well as the contemplated enhancements to the team and its resources. The Board also noted the information it received concerning Columbia Management’s ability to retain its key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Annual Report 2015	39

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement for the Short-Term Period. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement for the Short-Term Period. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser the Board concluded that the services being performed under the Subadvisory Agreement were acceptable for purposes of renewal for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for selecting and monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser. The Board observed that for purposes of approving the Advisory Agreements for the Short-Term Period, the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund).

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. For purposes of approving the Advisory Agreements for the Short-Term Period, the Board concluded that the investment management service and subadvisory fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

40	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the Advisory Agreements for the Short-Term Period, fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the Advisory Agreements for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements for the Short-Term Period.

Annual Report 2015	41

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Marsico Flexible Capital Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Marsico Capital Management, LLC (the Subadviser), the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, detailed information regarding the process employed by Columbia Management for selecting and overseeing affiliated and unaffiliated subadvisers and the planned enhancements for the Subadviser investment oversight, research and monitoring program, including a restructuring and bolstering of the subadvisory oversight and research team. The Board took into account the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

42	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to provide quality services to the Fund, recognizing that the Subadviser was being subject to heightened surveillance.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for selecting and monitoring the Subadviser and the enhancements being implemented to the program. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.

Annual Report 2015	43

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. The Board also reviewed fee rates charged by other comparable mutual funds employing the Subadviser to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

44	Annual Report 2015

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	45

Columbia Marsico Flexible Capital Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN185_08_E01_(10/15)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$27,000	$26,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended August 31, 2015 and August 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$5,200	$5,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended August 31, 2015 and August 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In fiscal years 2015 and 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-

approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$230,600	$330,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust II

By (Signature and Title) /s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date October 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date October 26, 2015

By (Signature and Title) /s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date October 26, 2015